UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2009
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33402	72-1252405

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10001 Woodloch Forest Drive, The Woodlands, Texas	77380

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 203-5700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 4, 2009, Trico Marine Services, Inc. (the “Company”) issued a press release announcing its earnings for the three months ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press release issued by Trico Marine Services, Inc. dated May 4, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi A. Varma
Rishi Varma
Chief Administrative Officer, Vice President and General Counsel
Dated: May 4, 2009

EXHIBIT INDEX

Exhibit
Index	Description
99.1	Press release issued by Trico Marine Services, Inc. dated May 4, 2009